UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2008 (March 14, 2008)

JOURNAL REGISTER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12955	22-3498615
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

790 Township Line Road, Yardley, Pennsylvania		19067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 504-4200

Not Applicable (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e)	On March 14, 2008, the Company paid Julie A. Beck, the Company’s Chief Financial Officer, a $50,000 bonus that was guaranteed pursuant to her offer letter with the Company dated November 15, 2005. The Company also paid a discretionary bonus of $25,000 to Edward J. Yocum, the Company’s Senior
Vice President, General Counsel and Corporate Secretary. James W. Hall, the Company’s Chairman and Chief Executive Officer and Scott A. Wright, the
Company’s President and Chief Operating Officer declined to take a bonus for 2007. The Compensation Committee of the Board of Directors approved the bonuses for Ms. Beck and Mr. Yocum.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOURNAL REGISTER COMPANY
(Registrant)

Date: March 18, 2008		/s/ Edward J. Yocum
	By:	Edward J. Yocum
	Title:	Senior Vice President, General Counsel
& Corporate Secretary